UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 1, 2005
(Date of earliest event reported)

PAYCHEX, INC.

(Exact name of registrant as specified in its charter)

DELAWARE (State of incorporation)	0-11330 (Commission File Number)	16-1124166 (IRS Employer Identification Number)

911 PANORAMA TRAIL SOUTH, ROCHESTER, NEW YORK (Address of principal executive offices)	14625-2396 (Zip Code)

(585) 385-6666
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     (a)      On April 1, 2005, Paychex, Inc. (the “Company”) entered into an Indemnity Agreement (the “Agreement”) with Jonathan J. Judge, President and Chief Executive Officer of the Company. The Agreement, which is the Company’s standard form Indemnity Agreement for officers and directors, requires the Company to defend and, if necessary, indemnify Mr. Judge for pending or future legal claims as they relate to his services to Paychex and its subsidiaries, as set forth in his Employment Agreement dated October 1, 2004. The Agreement shall terminate upon the later of (a) 10 years after the date that Mr. Judge shall have ceased to serve as officer of the Company, or (b) one year after the final termination of any proceeding.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PAYCHEX, INC.
Date: April 7, 2005	/s/ John M. Morphy
John M. Morphy
Senior Vice President, Chief Financial Officer and Secretary